                    U.S. Securities and Exchange Commission

                            Washington, D.C.  20549

                                   Form 8-K

                                Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): Dec. 22, 1998 (Dec. 18, 1998)

                  CLARITI TELECOMMUNICATIONS INTERNATIONAL LTD.
                  ---------------------------------------------
                Exact name of Registrant as specified in charter


     Delaware                    33-90344                     23-2498715
     -------------------------------------------------------------------
   (State or other             (Commission                  (IRS Employer
   jurisdiction of             File Number)                 Identification
   incorporation)                                           Number)


     1341 North Delaware Avenue, Philadelphia, Pennsylvania    19125
     ---------------------------------------------------------------
     (Address of principal executive offices)                (Zip Code)


                                215-425-8682
                                ------------
           (Registrant's telephone number, including area code)



(Former name or former address, if changed since last report) Not applicable
                                                              --------------
















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Item 4. Changes in Registrant's Certifying Accountant

(a) On December 18, 1998, Clariti, with the approval of its board of directors, engaged the accounting firm of PricewaterhouseCoopers LLP as independent accountants for Clariti for the year ending June 30, 1999. The work of Cogen Sklar LLP was terminated coincident with the engagement of PricewaterhouseCoopers LLP.

(b) During the two most recent fiscal periods and interim period subsequent to June 30, 1998, there have been no disagreements with Cogen Sklar LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Cogen Sklar LLP would have caused them to make reference thereto in their report on the financial statements for such periods, or any reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

(c) Cogen Sklar LLP's report on the financial statements for the last two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

(d) Clariti has requested that Cogen Sklar LLP furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of Cogen Sklar's letter to the SEC, dated December 22, 1998, is filed as Exhibit 16 to this Form 8-K.


Item 7. Exhibits

16 Letter from Cogen Sklar LLP to the Securities and Exchange Commission regarding being replaced as certifying accountants of Clariti
    Telecommunications International, Ltd.





























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                                 Signature
                                 ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 CLARITI TELECOMMUNICATIONS
                                                 INTERNATIONAL, LTD.
                                                 (Registrant)

December 22, 1998

                                                 By: s/James M. Boyd, Jr.
                                                     --------------------
                                                     James M. Boyd, Jr.
                                                     Vice President of Finance
                                                     and Chief Accounting
                                                     Officer